SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 12, 2008 (August 1, 2008)

FIRST TRANSACTION MANAGEMENT, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-2761	52-2158936

(State or other Jurisdiction of	(Commission file no.)	(IRS employer identification no.)
incorporation)

381 SE Crystal Creek Circle, Issaquah WA	98027

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 355-1467

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General instruction A 2 below):

☐	Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

Forward Looking Statements

          This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

          Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this report.

Item 5.03. Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

          On August 1, 2008, we amended our Certificate of Incorporation to effect a one (1) for twenty (20) reverse split of our outstanding common stock on such date and to increase our total authorized capital shares to 150,000, 000, of which 125,000,000 shares are classified as common stock, par value $.01 per share, and 25,000,000 shares are classified as preferred stock, par value $.01 per share. As so amended, we also restated our Certificate of Incorporation in its entirety.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired. None

(b)	Pro Forma Financial Information. None

(c)	Exhibits

Exhibit No.	Description

3(i).1	Amended and Restated Certificate of incorporation of First Transaction Management, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST TRANSACTION MANAGEMENT, INC.

Date: August 12, 2008	/s/ Susan Schreter

Susan Schreter
Chief Executive Officer